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                                                                EXHIBIT 10.1.14


                            FOURTEENTH AMENDMENT TO
                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                     OF FELCOR LODGING LIMITED PARTNERSHIP


         This Fourteenth Amendment to Amended and Restated Agreement of Limited Partnership of FelCor Lodging Limited Partnership is made and entered into effective as of March 1, 1999, by and among FelCor Lodging Trust Incorporated, a Maryland corporation, as the General Partner ("General Partner"), Huie Properties, Ltd., a Texas limited partnership ("Huie"), as an Additional Limited Partner, and all of the persons and entities who are or shall in the future become Limited Partners of this limited partnership in accordance with the provisions of the Partnership Agreement (as hereinafter defined).

                                R E C I T A L S:

         A. The General Partner and the existing Limited Partners have previously executed and delivered that certain Amended and Restated Agreement of Limited Partnership of FelCor Suites Limited Partnership dated as of July 25, 1994, as previously amended (the "Partnership Agreement"), pursuant to which they have formed a Delaware limited partnership under the name, as amended, of "FelCor Lodging Limited Partnership" (the "Partnership").

         B. Huie has agreed to contribute certain hotel assets to the Partnership and/or its affiliates in exchange for, among other things, 50,748 units of limited partner interest ("Units") of the Partnership.

         C. The parties hereto desire to amend the Partnership Agreement to reflect the foregoing issuance of Units and the admission of Huie as an Additional Limited Partner to the Partnership in connection therewith.

                              A G R E E M E N T S:

         NOW, THEREFORE, in consideration of the agreements and obligations of the parties set forth herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Acceptance of Partnership Agreement. Huie does hereby accept and agree to be bound by all of the terms and conditions of the Partnership Agreement, including without limitation, the power of attorney set forth in
Section 1.4 thereof. Each of Huie and its Assignees hereby constitutes and appoints the General Partner and the other parties named in Section 1.4, with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead, to take the actions set forth in Section 1.4 of the Partnership Agreement, with the same effect as if Huie had been one of the original partners to execute the Partnership Agreement.

         2. Admission of Additional Partner. In accordance with the provisions of Section 11.4 of the Partnership Agreement, Huie is hereby admitted as an Additional Limited Partner of the


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Partnership entitled to all rights and benefits of Limited Partners therein as set forth in the Partnership Agreement with respect to the Units acquired by Huie. Notwithstanding the foregoing sentence, Huie agrees that the quarterly Partnership distribution payable to Huie with respect to the Units for the first calendar quarter of 1999 shall be pro rated such that only that portion payable with respect to the period from and after the effective date of this Amendment until the end of the first calendar quarter of 1999 shall be paid to Huie.

         3. Amendment of Exhibit A. Exhibit A to the Partnership Agreement is hereby amended to reflect the admission of Huie as an Additional Limited Partner in the Partnership and the issuance of 50,748 Units to Huie.

         4. Defined Terms: Effect Upon Partnership Agreement. All initially capitalized terms used without definition herein shall have the meanings set forth therefor in the Partnership Agreement. Except as expressly amended hereby, the Partnership Agreement shall remain in full force and effect and each of the parties hereto hereby reaffirms the terms and provisions thereof.

         IN WITNESS WHEREOF, this Fourteenth Amendment to Agreement of Limited Partnership is executed and entered into as of the date first above written.

                                  GENERAL PARTNER:

                                  FELCOR LODGING TRUST INCORPORATED,
                                  a Maryland corporation



                                  By: /s/ JOEL EASTMAN
                                     -----------------------------------------
                                     Joel Eastman, Vice President


                                  ADDITIONAL LIMITED PARTNER:

                                  HUIE PROPERTIES, LTD.,
                                  a Texas limited partnership

                                  By: Huie Construction Company,
                                      a Texas corporation, its general partner



                                      By: /s/ H. K. HUIE
                                         --------------------------------------
                                         H. K. Huie, President


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                                      LIMITED PARTNERS (for all the Limited
                                      Partners now and hereafter admitted as
                                      Limited Partners of the Partnership,
                                      pursuant to the powers of attorney in
                                      favor of the General Partner contained in
                                      Section 1.4 of the Partnership
                                      Agreement):

                                      By:  FELCOR LODGING TRUST INCORPORATED,
                                           acting as General Partner and as
                                           duly authorized attorney-in- fact



                                           By: /s/ JOEL EASTMAN
                                              ---------------------------------
                                              Joel Eastman, Vice President




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